UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 20, 2016
Date of Report (Date of earliest event reported)

FMC Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5875 N. Sam Houston Parkway W., Houston, Texas	77086
(Address of principal executive offices)	(Zip Code)
(281) 591-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 20, 2016, FMC Technologies, Inc. ("FMC Technologies" or "we") issued a news release announcing its financial results for the fiscal quarter ended June 30, 2016. A copy of the news release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	News Release issued by FMC Technologies, Inc. dated July 20, 2016

Exhibit 99.1 to this report contains three "non-GAAP financial measures", as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. Numerical reconciliations of the non-GAAP financial measures to the most directly comparable financial measures under U.S. generally accepted accounting principles ("GAAP") are included in Exhibit 99.1. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. The non-GAAP financial measures included in Exhibit 99.1 are:

(1) Net income attributable to FMC Technologies, Inc., excluding charges

Net income attributable to FMC Technologies, Inc., excluding charges is a non-GAAP financial measure reflecting net income attributable to FMC Technologies excluding certain charges incurred during the reporting period. We believe net income attributable to FMC Technologies, Inc., excluding charges, is a meaningful financial measure useful to investors to assess our consolidated results of operations by understanding certain significant items impacting the comparability of our results. Management analyzes the consolidated results of operations by excluding these items to identify underlying trends and as an indicator of overall performance.

(2) Net debt

Net debt is a non-GAAP financial measure reflecting debt, net of cash and cash equivalents. Management uses this non-GAAP financial measure to evaluate our capital structure and financial leverage. We believe net debt is a meaningful financial measure that may assist investors in understanding our financial condition and recognizing underlying trends in our capital structure.

(3) Segment operating profit, excluding charges

Segment operating profit, excluding charges is a non-GAAP financial measure reflecting segment operating profit excluding certain charges incurred during the reporting period. We believe segment operating profit, excluding charges is a meaningful financial measure useful to investors to assess our segment results of operations by understanding certain significant items impacting the comparability of our segment results. Management analyzes the segment results of operations by excluding these items to identify underlying trends and as an indicator of segment performance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

By: /s/ Maryann T. Mannen
Dated: July 20, 2016	Name: Maryann T. Mannen
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release issued by FMC Technologies, Inc. dated July 20, 2016